Summary Prospectus	May 1, 2016

Share class (Symbol): A (SGVAX), C (LWMSX), C1 (SGSLX), FI (—), R (—), I (SGSYX), Class IS (LMBSX), 1 (SGVSX)

WESTERN ASSET

MORTGAGE BACKED SECURITIES FUND

Before you invest, you may want to review the fund’s Prospectus, which contains more information about the fund and its risks. You can find the fund’s Prospectus and other information about the fund, including the fund’s statement of additional information and shareholder reports, online at http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund). You can also get this information at no cost by calling the fund at 1-877-721-1926 or 1-203-703-6002 or by sending an e-mail request to prospectus@leggmason.com, or from your financial intermediary. The fund’s Prospectus, dated May 1, 2016 and as may be amended or supplemented, the fund’s statement of additional information, dated May 1, 2016 and as may be amended or supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 31, 2015, are incorporated by reference into this Summary Prospectus.

Investment objective

The fund seeks high current return.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds sold by Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your financial intermediary, in the fund’s Prospectus on page 23 under the heading “Sales charges” and in the fund’s statement of additional information (“SAI”) on page 74 under the heading “Sales Charge Waivers and Reductions.”

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Shareholder fees
(fees paid directly from your investment)
	Class A	Class C	Class C1	Class FI	Class R	Class I	Class IS	Class 1
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.25[1]	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[2]	None[3]	1.00	1.00	None	None	None	None	None
Small account fee[4]	$15	$15	$15	None	None	None	None	$15

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class C1	Class FI	Class R	Class I	Class IS	Class 1
Management fees	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.50
Distribution and/or service (12b-1) fees	0.25	1.00	0.70	0.25	0.50	None	None	None
Other expenses	0.19	0.13	0.20	0.25[5]	0.25[5]	0.15	0.05[5]	0.18
Total annual fund operating expenses	0.94	1.63	1.40	1.00	1.25	0.65	0.55	0.68
Fees waived and/or expenses reimbursed	N/A	—[6]	N/A	(0.05)[6]	—[6]	—[6]	—[6]	—[6]
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.94	1.63	1.40	0.95	1.25	0.65	0.55	0.68

[1]	The sales charge is waived for shareholders purchasing Class A shares through accounts where LMIS is the broker-dealer of record (“LMIS Accounts”).
[2]	Maximum deferred sales charge (load) may be reduced over time.
[3]	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.
[4]	If your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.
[5]	“Other expenses” for Class FI, Class R and Class IS shares are estimated for the current fiscal year. Actual expenses may differ from estimates.
[6]	The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses will not exceed 1.75% for Class C shares, 0.95% for Class FI shares, 1.25% for Class R shares, 0.70% for Class I shares and 0.60% for Class IS shares, subject to recapture as described below, and total annual operating expenses for Class 1 shares will not exceed total annual operating expenses for Class A shares, subject to recapture as described below. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

2	Western Asset Mortgage Backed Securities Fund

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

●	You invest $10,000 in the fund for the time periods indicated
●	Your investment has a 5% return each year and the fund’s operating expenses remain the same
●	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	517	712	923	1,530
Class C (with redemption at end of period)	266	514	886	1,932
Class C (without redemption at end of period)	166	514	886	1,932
Class C1 (with redemption at end of period)	243	444	766	1,680
Class C1 (without redemption at end of period)	143	444	766	1,680
Class FI (with or without redemption at end of period)	97	313	547	1,219
Class R (with or without redemption at end of period)	127	396	686	1,511
Class I (with or without redemption at end of period)	66	207	361	808
Class IS (with or without redemption at end of period)	56	176	307	689
Class 1 (with or without redemption at end of period)	69	217	378	846

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 137% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the fund invests at least 80% of its assets in mortgage-backed securities. Mortgage-backed securities may be issued by government-sponsored entities such as the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac) and by agencies of the U.S. government, such as the Government National Mortgage Association (Ginnie Mae). Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities may or may not be backed by the full faith and credit of the U.S. government. Even when the U.S. government guarantees principal and interest payments on securities, this guarantee does not apply to losses resulting from declines in the market value of these securities. The fund may invest in government stripped mortgage-backed securities and other stripped securities. The fund may invest in securities of any maturity or duration, and the securities may have fixed, floating or variable rates. The fund may enter into dollar rolls (sometimes referred to as mortgage dollar rolls).

Western Asset Mortgage Backed Securities Fund	3

The fund focuses on securities rated investment grade (that is, securities rated in the Baa/BBB categories or above, or, if unrated, determined to be of comparable credit quality by the subadviser). The fund may invest up to 20% of its assets in securities rated below investment grade, or, if unrated, determined to be below investment grade by the subadviser.

Instead of, and/or in addition to, investing directly in particular securities, the fund may use instruments such as derivatives, including options, swaps, interest rate swaps, futures contracts, and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The fund may use one or more types of these instruments without limit. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks-Derivatives” in the fund’s Prospectus. These instruments are taken into account when determining compliance with the fund’s 80% policy.

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

Principal Risks

Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the fund.

Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Interest rates have been historically low, so the fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.

Market events risk. In the past several years financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve recently has reduced its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.

4	Western Asset Mortgage Backed Securities Fund

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund’s investments may be negatively affected.

Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

High yield (“junk”) bonds risk. High yield bonds are generally subject to greater credit risks than higher-grade bonds. High yield bonds are considered speculative, tend to be less liquid and are more difficult to value than higher grade securities. High yield bonds tend to be volatile and more susceptible to adverse events and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.

Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule takes effect, it could limit the ability of the fund to invest in derivatives.

Credit default swap contracts involve heightened risks and may result in losses to the fund. Credit default swaps may be illiquid and difficult to value, and they increase credit risk since the fund has exposure to both the issuer whose credit is the subject of the swap and the counterparty to the swap.

Mortgage-backed and asset-backed securities risk. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of the interest rate increase on the market value of mortgage-backed

Western Asset Mortgage Backed Securities Fund	5

securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the fund. Conversely, when market interest rates decline, while the value of mortgage-backed securities may increase, the rate of prepayment of the underlying mortgages also tends to increase, which shortens the effective duration of these securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgage may decline in value and be insufficient, upon foreclosure, to repay the associated loan. Investments in asset-backed securities are subject to similar risks.

Leveraging risk. The value of your investment may be more volatile if the fund borrows or uses derivatives or other investments that have a leveraging effect on the fund’s portfolio. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets.

Liquidity risk. Some assets held by the fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).

Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will not benefit from the rise in market price that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund may also lose any premium it paid on the security.

Extension risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued the security or had used a different valuation methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Risk of investing in fewer issuers. To the extent the fund invests its assets in a small number of issuers, the fund will be more susceptible to negative events affecting those issuers.

Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates is incorrect, or if there are imperfections, errors or limitations in the tools and data used by the subadviser. In addition, the fund’s investment

6	Western Asset Mortgage Backed Securities Fund

strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.

Redemption risk. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data (including private shareholder information), or proprietary information, or cause the fund, the manager, any subadviser and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

These risks are discussed in more detail in the fund’s Prospectus or in the SAI.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark and an average. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information, including its current net asset value, available at the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund), or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Best Quarter (09/30/2009): 4.05    Worst Quarter (06/30/2007): (1.20)

Western Asset Mortgage Backed Securities Fund	7

Average annual total returns (%)
(for periods ended December 31, 2015)
Class A	1 year	5 years	10 years	Since inception	Inception date
Return before taxes	(2.32)	3.89	4.70
Return after taxes on distributions	(3.77)	2.34	3.16
Return after taxes on distributions and sale of fund shares	(1.28)	2.36	3.04
Other Classes (Return before taxes only)
Class C	0.30	N/A	N/A	3.11	08/01/2012
Class C1	0.54	4.25	4.57
Class I	2.28	5.13	5.48
Class 1	2.25	5.06	4.65
Barclays U.S. Mortgage-Backed Securities Index (reflects no deduction for fees, expenses or taxes)[1]	1.51	2.96	4.64
Lipper U.S. Mortgage Funds Average (reflects fees and expenses but no deduction for sales charges or taxes)[2]	1.11	3.15	4.21

[1]	For Class C shares, for the period from the class’ inception date to December 31, 2015, the average annual total return of the Barclays U.S. Mortgage-Backed Securities Index was 1.82%.
[2]	For Class C shares, for the period from July 31, 2012 to December 31, 2015, the average annual total return of the Lipper U.S. Mortgage Funds Average was 1.94%.

The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class A shares will vary from returns shown for Class A shares.

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Western Asset Management Company

Investment professionals: S. Kenneth Leech (Chief Investment Officer), Anup Agarwal (Head of MBS/ABS) and Bonnie M. Wongtrakool (Portfolio Manager). Mr. Leech has been a part of the portfolio management team for the fund since 2014. Mr. Agarwal and Ms. Wongtrakool have been a part of the portfolio management team for the fund since 2013. These investment professionals, all of whom are employed by Western Asset, work together with a broader investment management team.

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

8	Western Asset Mortgage Backed Securities Fund

The fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investment ($)
	Class A	Class C1	Class C1[2]	Class FI	Class R	Class I	Class IS	Class 1[3]
General	1,000/ 50	1,000/ 50	1,000/ 50	N/A	N/A	1 million/ None*	N/A	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/ 50	1,000/ 50	1,000/ 50	N/A	N/A	1 million/ None*	N/A	N/A
IRAs	250/ 50	250/ 50	250/ 50	N/A	N/A	1 million/ None*	N/A	N/A
SIMPLE IRAs	None/ None	None/ None	None/ None	N/A	N/A	1 million/ None*	N/A	N/A
Systematic Investment Plans	50/ 50	50/ 50	50/ 50	N/A	N/A	1 million/ None*	N/A	N/A
Clients of Eligible Financial Intermediaries	None/ None	N/A	N/A	None/ None	None/ None	None/ None	None/ None	N/A
Eligible Investment Programs	None/ None	N/A	N/A	None/ None	None/ None	None/ None	None/ None	N/A
Retirement Plans with omnibus accounts held on the books of the fund and certain rollover IRAs	None/ None	None/ None	N/A2	None/ None	None/ None	None/ None	None/ None	N/A
Other Retirement Plans	None/ None	None/ None	N/A	N/A	N/A	1 million/ None*	N/A	N/A
Institutional Investors	1,000/ 50	1,000/ 50	1,000/ 50	N/A	N/A	1 million/ None	1 million/ None	N/A

[1]	Initial investments in Class C shares may be combined with existing investment amounts in Class C1 shares for the purposes of satisfying the initial investment minimums of Class C shares. Class C shares are not available for purchase through LMIS Accounts.
[2]	Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by LMIS prior to August 1, 2012). Class C1 shares will continue to be available for dividend reinvestment and incoming exchanges.
[3]	Class 1 shares are not available for purchase or incoming exchanges.
*	Available to investors investing directly with the fund.

Your financial intermediary may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 1-877-721-1926, by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail at Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581.

Tax information

The fund’s distributions are generally taxable as ordinary income or capital gain.

Western Asset Mortgage Backed Securities Fund	9

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your financial intermediary’s or salesperson’s website for more information.

10	Western Asset Mortgage Backed Securities Fund

(This page is intentionally left blank.)

FD0234SP 05/16